UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                           ACT OF 1934



Date of Report (Date of Earliest Event Reported) December 18, 1997

                          ELCOTEL, INC.

      (Exact name of registrant as specified in its charter)



  Delaware                     0-15205                    59-2518405
------------                  ---------                  ------------
(State or other              (Commission                (IRS Employer
 jurisdiction                 File Number)             Identification No.)
of incorporation)



           6428 Parkland Drive, Sarasota, Florida 34243
    ---------------------------------------------------------
       (Address of principal executive offices) (Zip Code)


                          (941) 758-0389
                       --------------------
       (Registrant's telephone number, including area code)

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ITEM 2.   Acquisition or Disposition of Assets.


          On December 18, 1997, Elcotel, Inc. (the "Company"), a Delaware corporation, acquired Technology Service Group, Inc. ("TSG"), a Delaware corporation, via the merger (the "Merger") of Elcotel Hospitality Services, Inc. ("EHS"), a wholly owned subsidiary of the Company, into TSG, pursuant to the Agreement and Plan of Merger dated as of August 13, 1997 (as amended) among the Company, TSG and EHS ("Merger Agreement"). Immediately following the consummation of the Merger, TSG became a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement each issued and outstanding share of common stock of TSG was converted into the right to receive 1.05 shares of common stock of the Company and in accordance with this formula, received an aggregate of 4,944,292 shares of common stock of the Company. In addition, as a result of the Merger, holders of options and rights to purchase shares of common stock of TSG pursuant to TSG's option and stock purchase plans received options and rights to purchase, at a proportionately reduced per share exercise price, a number of shares of common stock of the Company equal to 1.05 times the number of shares of common stock of TSG they were entitled to purchase immediately prior to the Merger under such options and rights. Similarly, holders of warrants to purchase shares of common stock of TSG received warrants to purchase, at a proportionately reduced per share exercise price, a number of shares of common stock of the Company equal to 1.05 times the number of shares of common stock of TSG they were entitled to purchase immediately prior to the Merger under such warrants. The terms of the Merger Agreement were the result of arm's length negotiations.

     A copy of the press release regarding the consummation of the Merger issued by the Company is attached hereto as Exhibit 99.1. The description of the terms of the Merger set forth above is qualified in all respects by reference to the Merger Agreement which is attached as an exhibit hereto and is incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired

          The financial statements of TSG, the business acquired, required to be filed are not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date that this Form 8-K is required to be filed.

          (b)  Pro Forma Financial Information

          The pro forma financial information of TSG, the business acquired, required to be filed are not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date that this Form 8-K is required to be filed.

          (c)  Exhibits

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Exhibit Number           Description
--------------           -----------
    2.1 Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement-Prospectus included in the Company's Registration Statement on Form S-4, File No. 333-38439)


    2.2 Amendment No. 1 dated as of September 30, 1997 to the Merger Agreement (incorporated by reference to Exhibit 2.4 to the Company's Registration Statement on Form S-4, File
                 No. 333-38439)


    2.3 Form of Stockholders' Agreement among the Company, Wexford Partners Fund, L.P. and Fundamental Management Corporation (incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4, File No. 333-38439)


    99.1 Press release regarding the consummation of the Merger issued by the Company on December 18, 1997
,


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:   December 24, 1997

                                   ELCOTEL, INC.



                              By:  /s/ Ronald M. Tobin
                                   ------------------------
                                   Ronald M. Tobin
                                   Vice President and Chief
                                   Financial Officer

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